Earnings Report Q 3 | N o v e m b e r 7 , 2 0 2 3 Exhibit 99.2

Safe Harbor Statement The presentation includes “forward-looking” statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. Statements that are not statements of historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “guidance,” “outlook,” “project,” “planned,” “contemplate,” “potential,” “possible,” “proposed,” “intend,” “believe,” “anticipate,” “expect,” “may,” “will,” “would,” “should,” “could,” and similar expressions are intended to identify forward-looking statements. All statements other than statements of historical facts included in this presentation are forward looking statements. Forward-looking statements are based on the Company's current expectations and assumptions regarding its business, the economy and other future conditions. The Company cautions readers that any such forward-looking statements it makes are not guarantees of future performance and that actual results may differ materially from anticipated results or expectations expressed in its forward-looking statements as a result of a variety of factors, including many that are beyond the Company's control. Important factors that could cause actual results to differ materially from the Company’s expectations include: existing and unknown future limitations on the ability of the Company's direct and indirect subsidiaries to make their cash flow available to the Company for payments on the Company's indebtedness or other purposes; global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand or other factors, reduced volume from food service establishments, or otherwise; reduced demand for animal feed; reduced finished product prices, including a decline in fat and used cooking oil finished product prices; changes to worldwide government policies relating to renewable fuels and greenhouse gas (“GHG”) emissions that adversely affect programs like the U.S. government's renewable fuel standard, low carbon fuel standards (“LCFS”) and tax credits for biofuels both in the United States and abroad; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives; the occurrence of 2009 H1N1 flu (initially known as “Swine Flu”), highly pathogenic strains of avian influenza (collectively known as “Bird Flu”), severe acute respiratory syndrome (“SARS”), bovine spongiform encephalopathy (or “BSE”), porcine epidemic diarrhea (“PED”) or other diseases associated with animal origin in the United States or elsewhere, such as the outbreak of African Swine Fever in China and elsewhere; the occurrence of pandemics, epidemics or disease outbreaks, such as the COVID-19 outbreak; unanticipated costs and/or reductions in raw material volumes related to the Company’s compliance with the existing or unforeseen new U.S. or foreign (including, without limitation, China) regulations (including new or modified animal feed, Bird Flu, SARS, PED, BSE or ASF or similar or unanticipated regulations) affecting the industries in which the Company operates or its value added products; risks associated with the DGD Joint Venture, including possible unanticipated operating disruptions, a decline in margins on the products produced by the DGD Joint Venture and issues relating to the announced SAF upgrade project; risks and uncertainties relating to international sales and operations, including imposition of tariffs, quotas, trade barriers and other trade protections imposed by foreign countries; tax changes, such as the introduction of a global minimum tax; difficulties or a significant disruption in the Company's information systems or failure to implement new systems and software successfully; risks relating to possible third party claims of intellectual property infringement; increased contributions to the Company’s pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere, including the Russia-Ukraine war and the Israeli-Palestinian conflict; uncertainty regarding the exit of the U.K. from the European Union; and/or unfavorable export or import markets. These factors, coupled with volatile prices for natural gas and diesel fuel, inflation rates, climate conditions, currency exchange fluctuations, general performance of the U.S. and global economies, disturbances in world financial, credit, commodities and stock markets, such as the recent turmoil in the world banking markets, and any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets, among others, could cause actual results to vary materially from the forward-looking statements included in this report or negatively impact the Company's results of operations. Among other things, future profitability may be affected by the Company’s ability to grow its business, which faces competition from companies that may have substantially greater resources than the Company. The Company’s announced share repurchase program may be suspended or discontinued at any time and purchases of shares under the program are subject to market conditions and other factors, which are likely to change from time to time. For more detailed discussion of these factors and other risks and uncertainties regarding the Company, its business and the industries in which it operations, see the Company’s filings with the SEC, including the Risk Factors discussion in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The Company cautions readers that all forward-looking statements speak only as of the date made, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of changes in circumstances, new events or otherwise.

Q3 2023 Business Highlights Q3 – 23 3 Financial Performance Q3 – 2023 Net Sales $1,625.2 million Net Income $125.0 million EPS Diluted $0.77 Combined Adjusted EBITDA $334.3 million Global Ingredients EBITDA $247.8 million Feed Ingredients EBITDA $161.7 million Food Ingredients EBITDA $86.0 million Fuel Ingredients EBITDA $106.3 million

Q3 2023 Earnings Q3 – 23 4 In millions, except per share Q3-2023 Q3-2022 % variance YTD 2023 YTD 2022 % variance Net Sales $1,625.2 $1,747.6 (7.0%) $5,174.0 $4,764.1 8.6% Gross Margin $386.5 $376.4 2.7% $1,208.6 $1,140.8 5.9% Gross Margin % 23.8% 21.5% 10.7% 23.4% 23.9% (2.1%) Net Income $125.0 $191.1 (34.6%) $563.2 $581.1 (3.1%) EPS Diluted $0.77 $1.17 (34.2%) $3.47 $3.54 (2.0%) EBITDA In millions Q3-2023 Q3-2022 % variance YTD 2023 YTD 2022 % variance Feed $161.7 $198.6 (18.5%) $562.3 $618.7 (9.1%) Food $86.0 $68.2 26.1% $230.4 $191.3 20.4% Fuel (1) $106.3 $143.4 (25.9%) $530.0 $364.2 45.5% Corporate ($19.6) ($15.5) (26.5%) ($61.7) ($46.3) (33.3%) Total combined adjusted EBITDA $334.3 $394.7 (15.3) $1,261.0 $1,128.0 11.8% 21.5% 22.0% 23.7% 22.6%* 23.8% 18% 23% 28% Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Balance Sheet In millions, except ratio data As of 9/30/2023 As of 12/31/2022 Cash (including restricted) $119.3 $127.3 Revolver availability $1,044.0 $1,313.0 Net working capital $763.9 $512.5 Total debt $4,412.0 $3,384.8 Leverage ratio (2) 3.25X 2.54X Darling Ingredients Quarterly Gross Margin % (1) Includes Fuel Segment EBITDA and Darling’s share of DGD EBITDA

EBITDA Q3 – 23 5 $244 $312 $274 $267 $289 $261 $248 $87 $91 $120 $146 $129 $247 $86 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Global Ingredients DGD (In millions) $330.7 $394.7$402.6 $418.4$413.0 $508.3 $334.3 Food 24% Feed 46% Fuel 30% Food Feed Fuel (1) Q3 2023 % of Total EBITDA by SegmentCombined Adjusted EBITDA (1) Includes Fuel Segment EBITDA and Darling's share of DGD EBITDA

Feed Segment Key Drivers • Gross margin management reflects successful integration efforts • Fat prices were lower year over year, but sequentially improved late in Q3 • Current economics appear to be delaying broader renewable diesel capacity expansion Q3 – 23 6 US $ (in millions) Q3-2023 Q3-2022 YTD-2023 YTD-2022 Net Sales $ 1,047,796 $ 1,273,142 $ 3,426,950 $ 3,322,927 Cost of sales & operating expenses 804,312 1,012,899 2,630,797 2,522,728 Gross Margin $ 243,484 $ 260,243 $ 796,153 $ 800,199 Selling, general & administrative expenses 80,985 63,973 233,082 185,045 Loss (gain) on sale of assets 833 (2,290) 813 (3,595) Depreciation & amortization 88,954 80,679 261,849 203,967 Change in fair value of contingent consideration (5,559) - (13,058) - Restructuring and asset impairment charges - - 92 8,557 Segment Operating Income $ 78,271 $ 117,881 $ 313,375 $ 406,225 Equity in net income of other unconsolidated subsidiaries 1,534 2,301 3,503 5,933 Segment Income $ 79,805 $ 120,182 $ 316,878 $ 412,158 Segment EBITDA $ 161,666 $ 198,560 $ 562,258 $ 618,749 Raw material processed (mmts)* 3.1 3.1 9.4 8.1

Feed Segment

US $ (in millions, unaudited)	Fats	Proteins	Other	Total Rendering	Used Cooking Oil	Bakery	Other	Total
Net Sales Three Months Ended Oct. 1, 2022	$ 543.3	$ 413.8	$ 51.1	$ 1,008.2	$ 163.6	$ 84.8	$ 16.5	$ 1,273.1
Increase/(Decrease) in sales volumes	(31.9)	(13.2)	-	(45.1)	20.3	(8.2)	-	(33.0)
(Decrease) in finished goods prices	(97.3)	(2.6)	-	(99.9)	(80.4)	(13.4)	-	(193.7)
Increase/(Decrease) due to currency exchange rates	3.8	7.4	0.5	11.7	(0.4)	-	-	11.3
Other change	-	-	(9.0)	(9.0)	-	-	(0.9)	(9.9)
Total change	(125.4)	(8.4)	(8.5)	(142.3)	(60.5)	(21.6)	(0.9)	(225.3)
Net Sales Three Months Ended Sept. 30, 2023	$ 417.9	$ 405.4	$ 42.6	$ 865.9	$ 103.1	$ 63.2	$ 15.6	$ 1,047.8

US $ (in millions, unaudited)	Fats	Proteins	Other	Total Rendering	Used Cooking Oil	Bakery	Other	Total
Net Sales Nine Months Ended Oct. 1, 2022	$ 1,410.6	$ 1,035.1	$ 172.8	$ 2,618.5	$ 411.2	$ 252.9	$ 40.3	$ 3,322.9
Increase/(Decrease) in sales volumes	121.4	164.2	-	285.6	82.5	(26.6)	-	341.5
Increase/(Decrease) in finished goods prices	(222.1)	78.9	-	(143.2)	(104.9)	(20.9)	-	(269.0)
Increase/(Decrease) due to currency exchange rates	3.6	10.3	0.7	14.6	(1.7)	-	-	12.9
Other change	-	-	9.2	9.2	-	-	9.5	18.7
Total change	(97.1)	253.4	9.9	166.2	(24.1)	(47.5)	9.5	104.1
Net Sales Nine Months Ended Sept. 30, 2023	$ 1,313.5	$ 1,288.5	$ 182.7	$ 2,784.7	$ 387.1	$ 205.4	$ 49.8	$ 3,427.0

Q3 – 23

7

DARLING INGREDIENTS

Food Segment Key Drivers • Raw material increase of 18.3% due to Gelnex acquisition • Integration efforts progressing nicely • Started up new hydrolyzed collagen capacity in Epitacio, Brazil • Progressing R&D on active peptides within hydrolyzed collagen that will target health concerns, such as glucose moderation Q3 – 23 8 US $ (in millions) Q3-2023 Q3-2022 YTD-2023 YTD-2022 Net Sales $ 455,744 $ 347,902 $ 1,328,229 $ 1,071,897 Cost of sales & operating expenses 338,208 256,557 999,418 807,833 Gross Margin $ 117,536 $ 91,345 $ 328,811 $ 264,064 Selling, general & administrative expenses 31,463 23,909 98,269 73,608 Loss (gain) on sale of assets 117 (809) 99 (891) Depreciation & amortization 25,418 14,408 68,336 44,307 Restructuring & asset impairment charges - - 5,328 - Segment Operating Income $ 60,538 $ 53,837 $ 156,779 $ 147,040 Segment EBITDA $ 85,956 $ 68,245 $ 230,443 $ 191,347 Raw material processed (mt)* 324,000 274,000 920,000 824,000

Food Segment Q3 – 23 9 $100 $120 $140 $160 $180 $200 $220 $240 $260 $280 $300 Food Segment Trailing 4Q adjusted EBITDA Trailing 4 Q's 85% 9% 6% Q3 2023 % of Sales Breakdown Collagen Edible fats Other products

Fuel Segment Key Drivers • $62.2 million in cash dividends received from Diamond Green Diesel • Lower volumes due to DGD 2 turnaround and minor fire disruption • Lower RINs driven by higher fuel prices and lower feedstock costs • Despite lower margins, DGD is still performing above investment case returns Q3 – 23 10 US $ (in millions) Q3-2023 Q3-2022 YTD-2023 YTD-2022 Net Sales $ 121,664 $ 126,555 $ 418,818 $ 369,297 Cost of sales & operating expenses 96,213 101,781 335,193 292,760 Gross Margin $ 25,451 $ 24,774 $ 83,625 $ 76,537 Selling, general & administrative expenses 5,666 1,724 16,829 9,921 Gain on sale of assets (21) (17) (51) (74) Depreciation & amortization 9,026 7,284 25,986 20,894 Equity in net income of Diamond Green Diesel 54,389 103,414 361,690 248,898 Segment Operating Income $ 65,169 $ 119,197 $ 402,551 $ 294,694 Segment EBITDA $ 19,806 $ 23,067 $ 66,847 $ 66,690 DGD adjusted EBITDA (Darling's Share) $ 86,450 $ 120,333 $ 463,171 $ 297,503 Segment EBITDA $ 106,256 $ 143,400 $ 530,018 $ 364,193 Raw material processed (mt)*` 344,000 362,000 1,040,000 1,054,000

Fuel Segment Q3 – 23 11 Diamond Green Diesel US $ and gallons (in millions) Q3 2023 Q3 2022 YTD-2023 YTD-2022 Pro forma Adjusted EBITDA (Darling’s share) $86.5 $120.3 $463.2 $297.5 Total gallons produced 290.2 180.3 915.2 555.3 Total gallons sold/shipped 266.8 190.6 910.0 545.5 EBITDA per gallon sold/shipped $0.65 $1.26 $1.02 $1.09 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Quarterly Avg. Prices D4 RINs (1.7 Multiple) & Yellow Grease - IL D4 RINs (x 1.7) (Right Axis) Yellow Grease - Illinois (Left Axis) $/lb

Appendix APPENDIX ADDITIONAL INFORMATION APPENDIX ADDITIONAL INFORMATION

Feed Segment – Historical US$ (in millions) Q1-2022 Q2-2022 Q3-2022 Q4-2022 Total 2022 Q1-2023 Q2-2023 Q3-2023 Net Sales $ 879.4 $ 1,170.3 $ 1,273.1 $ 1,216.1 $ 4,539.0 $ 1,237.5 $ 1,141.7 $1,047.8 Gross Margin 233.9 306.0 260.2 265.3 1,065.5 287.4 265.2 243.5 Gross Margin % 26.6% 26.1% 20.4% 21.8% 23.5% 23.2% 23.2% 23.2% Loss (Gain) on sale of assets (0.3) (1.0) (2.3) 0.2 (3.4) (0.3) 0.3 0.8 SG&A 56.2 64.9 64.0 73.7 258.8 74.7 77.4 81.0 SG&A Margin % 6.4% 5.5% 5.0% 6.1% 5.7% 6.0% 6.8% 7.7% Operating Income 123.7 164.6 117.9 100.1 506.3 122.7 112.4 78.3 Adj. EBITDA $ 178.0 $ 242.1 $ 198.6 $ 191.4 $ 810.1 $ 213.1 $ 187.5 $ 161.7 Adj. EBITDA Margin % 20.2% 20.7% 15.6% 15.7% 17.8% 17.2% 16.4% 15.4% Raw Material Processed (mmts)* 2.31 2.70 3.1 3.2 11.3 3.2 3.1 3.1 Q3 – 23 13

Food Segment – Historical US$ (in millions) Q1 -2022 Q2-2022 Q3-2022 Q4-2022 Total 2022 Q1-2023 Q2-2023 Q3-2023 Net Sales $ 354.8 $ 369.2 $ 347.9 $ 387.7 $ 1,459.6 $ 396.4 $ 476.1 $ 455.7 Gross Margin 84.5 88.2 91.3 93.3 357.4 106.3 105.0 117.5 Gross Margin % 23.8% 23.9% 26.3% 24.1% 24.5% 26.8% 22.1% 25.8% Loss (gain) on sale of assets (0.1) (0.1) (0.8) (0.1) (1.0) (0.0) 0.0 0.1 SG&A 26.8 22.9 23.9 28.1 101.7 33.1 33.7 31.5 SG&A Margin % 7.6% 6.2% 6.9% 7.2% 7.0% 8.4% 7.1% 6.9% Operating Income 42.2 51.0 53.8 29.5 176.6 54.3 42.0 60.5 Adj. EBITDA $ 57.7 $ 65.4 $ 68.2 $ 65.4 $ 256.7 $ 73.2 $ 71.3 $ 86.0 Adj. EBITDA Margin % 16.2% 17.7% 19.6% 16.9% 17.6% 18.5% 15.0% 18.9% Raw Material Processed (mmts)* 0.28 0.27 0.27 0.28 1.10 0.26 0.33 0.32 Q3 – 23 14

Fuel Segment – Historical US$ (in millions) Q1-2022 Q2-2022 Q3-2022 Q4-2022 Total 2022 Q1-2023 Q2-2023 Q3-2023 Net Sales $ 132.0 $ 110.7 $ 126.6 $ 164.3 $ 533.6 $ 157.3 $ 139.9 $ 121.7 Gross Margin 27.3 24.4 24.8 30.2 106.7 30.5 27.7 25.5 Gross Margin % 20.7% 22.1% 19.6% 18.4% 20.0% 19.4% 19.8% 20.9% Loss (gain) on sale of assets (0.0) (0.0) (0.0) 0.0 (0.1) (0.0) (0.1) (0.0) SG&A 3.9 4.3 1.7 3.8 13.7 6.2 5.0 5.7 Depreciation and amortization 6.6 6.9 7.3 8.6 29.5 8.4 8.6 9.0 Equity in net income of DGD 71.8 73.7 103.4 123.4 372.3 94.3 213.0 54.4 Operating Income 88.6 86.9 119.2 141.2 435.9 110.2 227.2 65.2 Base adjusted EBITDA 23.4 20.2 23.1 26.4 93.1 24.3 22.8 19.8 DGD adjusted EBITDA (Darling's Share) 86.6 90.6 120.3 146.0 443.5 129.3 247.4 86.5 Combined adjusted EBITDA (1) $ 110.0 $ 110.8 $ 143.4 $ 172.4 $ 536.6 $ 153.6 $ 270.2 $ 106.3 Raw Material Processed (mmts) (2) 0.34 0.35 0.36 0.37 1.42 0.35 0.35 0.34 Q3 – 23 15 (1) Includes Fuel Segment base EBITDA and Darling's share of DGD EBITDA. (2) Excludes feed stock (raw material) processed at the DGD joint venture.

Historical Pricing

2023 Finished Product Pricing Feed Segment Ingredients	January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
	2023 Average Jacobsen Prices (USD)																
Bleachable Fancy Tallow - Chicago Renderer / cwt	$68.00	$60.92	$55.80	$61.39	$53.29	$57.00	$59.29	$56.61	$66.10	$69.04	$70.28	$68.66					
Yellow Grease - Illinois / cwt	$58.58	$49.25	$46.13	$51.10	$44.26	$47.43	$46.26	$46.06	$49.08	$52.98	$54.85	$52.39					
Used Cooking Oil (UCO) - Illinois / cwt	$61.88	$51.71	$48.00	$53.61	$48.00	$48.00	$49.31	$48.45	$52.20	$55.72	$55.95	$54.72					
Meat and Bone Meal - Ruminant - IL/ ton	$418.00	$433.29	$453.48	$435.85	$461.97	$467.95	$462.50	$464.27	$462.50	$457.17	$445.00	$455.04					
Poultry By-Product Meal - Feed Grade - Mid South/ton	$397.50	$397.50	$422.93	$406.94	$472.50	$487.84	$495.00	$485.56	$492.50	$488.04	$482.50	$488.13					
Poultry By-Product Meal - Pet Food - Mid South/ton	$668.13	$716.45	$832.07	$743.75	$937.50	$975.00	$889.98	$934.67	$764.13	$795.65	$830.00	$796.10					

2023 Vegetable Oils Pricing Competing Ingredient for Feed Segment fats & biofuel feedstock	January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
	2023 Average Jacobsen Prices (USD)																
Soybean Oil (crude/de-gummed) - Central Illinois / cwt	$65.03	$63.31	$58.77	$62.18	$56.05	$52.48	$59.60	$55.98	$70.77	$70.04	$65.90	$69.07					
Soybean Oil (RBD) - Central Illinois / cwt	$74.77	$71.93	$68.04	$71.40	$66.05	$63.02	$71.92	$66.96	$83.22	$79.82	$74.34	$79.26					
Distiller's Corn Oil - IL/WI cwt	$66.39	$56.58	$51.50	$57.86	$53.34	$55.64	$58.75	$55.98	$67.14	$68.26	$66.44	$67.45					

2023 Cash Corn Pricing Competing Ingredient for Bakery Feeds and Fats	January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
	2023 Average Wall Street Journal Prices (USD)																
Corn - Track Central IL #2 Yellow / bushel	$6.61	$6.63	$6.35	$6.84	$6.36	$6.06	$6.11	$6.68	$5.44	$5.07	$4.53	$5.32					

2023 European Benchmark Pricing Palm Oil - Competing ingredient for edible fats in Food Segment Soy meal - Competing ingredient for protein meals in Feed Segment	January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
	2023 Average Thomson Reuters Prices (USD)																
Palm oil - CIF Rotterdam / metric ton	$1,007	$974	$998	$993	$1,025	$947	$902	$958	$973	$949	$966	$963					
Soy meal - CIF Rotterdam / metric ton	$603	$603	$579	$595	$544	$512	$493	$516	$515	$515	$509	$513					

Comparison	QTR. over QTR. (Sequential)			Year over Year (Q2)		
	Q2-2023 Avg.	Q3-2023 Avg.	% Change	Q3-2022 Avg.	Q3-2023 Avg.	% Change
Average Jacobsen Prices (USD)						
Bleachable Fancy Tallow - Chicago Renderer / cwt	$56.61	$68.66	21.3%	$80.04	$68.66	-14.2%
Yellow Grease - Illinois / cwt	$46.06	$52.39	13.7%	$61.09	$52.39	-14.2%
Used Cooking Oil (UCO) - Illinois / cwt	$48.45	$54.72	12.9%	$64.98	$54.72	-15.8%
Meat and Bone Meal - Ruminant - Illinois / ton	$464.27	$455.04	-2.0%	$404.41	$455.04	12.5%
Poultry By-Product Meal - Feed Grade - Mid South / ton	$485.56	$488.13	0.5%	$388.85	$488.13	25.5%
Poultry By-Product Meal - Pet Food - Mid South / ton	$934.67	$796.10	-14.8%	$762.27	$796.10	4.4%
Soybean Oil (crude/de-gummed) - Central Illinois / cwt	$55.98	$69.07	23.4%	$70.70	$69.07	-2.3%
Soybean Oil (RBD) - Central Illinois / cwt	$66.96	$79.26	18.4%	$83.50	$79.26	-5.1%
Distiller's Corn Oil - IL/WI per cwt	$55.98	$67.45	20.5%	$69.80	$67.45	-3.4%
Average Wall Street Journal Prices (USD)						
Corn - Track Central IL #2 Yellow / bushel	$6.68	$5.32	-20.4%	$7.01	$5.32	-24.1%
Average Thomson Reuters Prices (USD)						
Palm oil - CIF Rotterdam / metric ton	$958	$963	0.5%	$1,130	$963	-14.8%
Soy meal - CIF Rotterdam / metric ton	$516	$513	-0.6%	$535	$513	-4.1%

Q3 – 23
16

Reconciliation of Net Income to (Non-GAAP) Adjusted EBITDA and (Non-GAAP) Pro-Forma Adjusted EBITDA to Foreign Currency
For the Three and Nine Months Ended September 30, 2023 and October 1, 2022
(in thousands)

Adjusted EBITDA	Three Months Ended (unaudited) September 30, 2023		Three Months Ended (unaudited) October 1, 2022	Nine Months Ended (unaudited) September 30, 2023		Nine Months Ended (unaudited) October 1, 2022
Net income attributable to Darling	$ 125,026		$ 191,081	$ 563,210		$ 581,130
Depreciation and amortization	125,994		104,978	364,086		277,337
Interest expense	70,278		39,816	190,770		79,427
Income tax expense/(benefit)	(15,364)		35,215	52,322		108,631
Restructuring and asset impairment charges	-		-	5,420		8,557
Acquisition and integration costs	3,430		4,503	12,158		13,634
Change in fair value of contingent consideration	(5,559)		-	(13,058)		-
Foreign currency loss/(gain)	(845)		493	(8,339)		6,005
Other expense/(income), net	(2,247)		2,807	(13,485)		3,851
Equity in net income of Diamond Green Diesel	(54,389)		(103,414)	(361,690)		(248,898)
Equity in net income of other unconsolidated subsidiaries	(1,534)		(2,301)	(3,503)		(5,933)
Net income attributable to noncontrolling interests	3,055		1,220	9,923		6,731
Adjusted EBITDA (Non-GAAP)	$ 247,845		$ 274,398	$ 797,814		$ 830,472
Foreign currency exchange impact	(8,677)	(1)		(2,898)	(2)	
Pro forma Adjusted EBITDA to Foreign Currency (Non-GAAP)	$ 239,168		$ 274,398	$ 794,916		$ 830,472
DGD Joint Venture Adjusted EBITDA (Darling's Share)	$ 86,450		$ 120,333	$ 463,171		$ 297,503
Darling plus Darling's share of DGD Joint Venture Adjusted EBITDA	$ 334,295		$ 394,731	$ 1,260,985		$ 1,127,975

(1) The average rates for the three months ended September 30, 2023 were €1.00:$1.09, R$1.00:$0.21 and C$1.00:$0.75 as compared to the average rate for the three months ended October 1, 2022 of €1.00:$1.01, R$1.00:$0.19 and C$1.00:$0.77, respectively.

(2) The average rates for the nine months ended September 30, 2023 were €1.00:$1.08, R$1.00:$0.20 and C$1.00:$0.74 as compared to the average rate for the nine months ended October 1, 2022 of €1.00:$1.07, R$1.00:$0.19 and C$1.00:$0.78, respectively.

Q3 – 23
17
DARLING INGREDIENTS

Non-U.S. GAAP Measures Adjusted EBITDA is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity. It is presented here not as an alternative to net income, but rather as a measure of the Company's operating performance. Since EBITDA (generally, net income plus interest expense, taxes, depreciation and amortization) is not calculated identically by all companies, the presentation in this report may not be comparable to EBITDA or Adjusted EBITDA presentations disclosed by other companies. Adjusted EBITDA is calculated above and represents for any relevant period, net income/(loss) plus depreciation and amortization, restructuring, acquisition and integration costs, goodwill and long- lived asset impairment, change in fair value of contingent consideration, interest expense, income tax provision, other income/(expense) and equity in net (income)/loss of unconsolidated subsidiary. Management believes that Adjusted EBITDA is useful in evaluating the Company's operating performance compared to that of other companies in its industry because the calculation of Adjusted EBITDA generally eliminates the effects of financing, income taxes and certain non-cash and other items that may vary for different companies for reasons unrelated to overall operating performance. The Company’s management uses Adjusted EBITDA as a measure to evaluate performance and for other discretionary purposes. In addition to the foregoing, management also uses or will use Adjusted EBITDA to measure compliance with certain financial covenants under the Company’s Senior Secured Credit Facilities, 6% Notes, 5.25% Notes and 3.625% Notes that were outstanding at Sept. 30, 2023. However, the amounts shown below for Adjusted EBITDA differ from the amounts calculated under similarly titled definitions in the Company’s Senior Secured Credit Facilities, 6% Notes, 5.25% Notes and 3.625% Notes, as those definitions permit further adjustments to reflect certain other nonrecurring costs, non-cash charges and cash dividends from the DGD Joint Venture. Additionally, the Company evaluates the impact of foreign exchange on operating cash flow, which is defined as segment operating income (loss) plus depreciation and amortization.

Q 3 | N o v e m b e r 7 , 2 0 2 3 EARNINGS REPORT